Exhibit 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the amended Annual Report of Arotech Corporation (the "Company") on Form 10-K/A for the year ended December 31, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Robert S. Ehrlich, Chairman, President and Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             By:           /s/ Robert S. Ehrlich
                                 -----------------------------------------------
                                 Robert S. Ehrlich, Chairman, President and CEO (Chief Executive Officer)

Date:  August 15, 2005